EARNINGS (LOSS) PER SHARE (Tables)	6 Months Ended
Jun. 30, 2023
EARNINGS (LOSS) PER SHARE [Abstract]
Basic and Diluted Earnings per Share
Basic earnings per share (“EPS”) are computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is computed by dividing net income by the weighted-average number of common shares and dilutive common stock equivalents outstanding during the period.

	Six months ended June 30,
All figures in USD ‘000 except share and per share amounts	2023	2022
Numerator
Net Income (Loss)	73,721	(30,940)
Denominator
Basic – Weighted Average Common Shares Outstanding	208,796,444	196,118,802
Dilutive – Weighted Average Common Shares Outstanding	208,796,444	196,118,802
Net Income (Loss) per Common Share
Basic	0.35	(0.16)
Diluted	0.35	(0.16)